Exhibit 10(r)


                                 NCT GROUP, INC.
                                20 KETCHUM STREET
                               WESTPORT, CT 06880


April 17, 2003

Mr. Morton Salkind
TURBO NETWORKS, INC.

RE: CONSULTING AGREEMENT


This will confirm the arrangements, terms and conditions pursuant to which Morton Salkind of TURBO NETWORKS, INC. ("Consultants"), has been retained to serve as management consultants and advisors to Noise Cancellation Technologies. Inc., ("the Company"), for one (13 year, automatically renewable for a period of one (1) year, commencing on April 17, 2003, providing the Agreement is not canceled by either party after the initial period of the first year. The undersigned hereby agrees to the following terms and conditions:

1.   Duties of Consultant:
     ---------------------
                    During the term of this agreement, consultants shall provide the company with such regular and customary consulting advice as is reasonably requested by the company, provided that consultants shall not be required to undertake duties not reasonably within the scope of the financial and consulting advisory services contemplated by this agreement. It is understood and acknowledged by the parties that the value of the consultants' advice is not readily quantifiable, and that consultants shall be obligated to render advice upon request of the company, in good faith, but shall not be obligated to spend any specific amount of time in so doing. Consultants' duties may include, but will not necessarily be limited to, providing recommendations concerning the following financial and related matters:
                    a. Disseminating information about the company to the investment community at large;
                    b. Rendering advice and assistance in connection with the preparation of annual and interim reports and press releases;
                    c.   Assisting in the company's financial public relations;
                    d. Arranging, on behalf of the company, at appropriate times, meetings with securities analysts of major regional investment banking firms;

                    e. Rendering advice with regard to internal operations, including:
                         (1) The formation of corporate goals and their
                             implementation;
                         (2) The company's financial structure and its divisions
                             or subsidiaries;
                         (3) Securing, when and if necessary and possible,
                             additional financing through banks and/or insurance companies; and
                         (4) Corporate organization and personnel; and
                    f. Rendering advice with regard to any of the following corporate finance matters:
                         (1) Changes in the capitalization of the company:
                         (2) Changes in the company s corporate structure;
                         (3) Redistribution of shareholdings of the company's
                             stock'
                         (4) Offerings of securities in public transactions;
                         (5) Sales of securities in private transactions;
                         (6) Alternative uses of corporate assets:
                         (7) Structure and use of debt; and
                         (8) Sales  of  stock by  insiders  pursuant  to Rule
                             144 or otherwise.

                    In addition to the foregoing consultants agree to furnish advice to the company in connection with (i) the acquisition and/or merger of or with other companies, divestiture or any other similar transaction, or the sale of the company itself (or any significant percentage, assets, subsidiaries or affiliates thereof), and (ii) financings, including private financing and financing from financial institutions (including but not limited to lines of credit, performance bonds. letters of credit. loans or other financings.

                    Consultants shall render such other financial advisor and consulting services as may from time to time be agreed upon by consultants and the company.

2.   Term of the Agreement:
     ----------------------
                    The effective date of this Agreement is April 17. 2003. The term of this Agreement extends through April 17, 2004.

3.   Available Time:
     ---------------
                    Consultants shall make available such time as they. in their sole discretion. shall deem appropriate for the performance of their obligations under this Agreement and may in certain circumstances be entitled to additional compensation in connection therewith.

4.   Compensation:
     -------------
                    As compensation for Consultants services hereunder, the Company shall pay to Consultants compensation for business consulting services as follows:

                    (a) A monthly retainer of $2,500 commencing on April 17, 2003 and paid on April 17, 2004.

                    (b) A cash performance bonus for extra services may be issued to Consultants by Company at the Company's discretion.

                    (c) All prior compensation agreements remain in full force and effect.

5.   Equity for Services:
     --------------------
                    The Company will grant the Consultants a Five Year (5) Stock Option in the Company's common stock for 2,000,000 shares of the Company's common stock at the price per share of $.037 which was the closing price as of April 17. 2003. The foregoing Options will vest immediately and will be part of the Stock Option Agreement to be created by the Company. The shares underlying this Option will be registered by the Company with the next registration statement filed by the Company. This option has been approved by the Board of Directors. All previous options as amended shall continue to be in full force and effect.

6.   Expenses:
     ---------
                    The Company agrees to reimburse the Consultants for reasonable out-of-pocket expenses related to performing services on behalf of the Company. Such expenses typically might include. but are not limited to, phone calls, postage, shipping. messengers. travel. meals and lodging expenses. All travel will be pre-approved by the Company.

7.   Health Care:
     ------------
                    The Company agrees to provide health coverage at its costs to the Consultants.

8.   Communications:
     ---------------
                    Company agrees to set up a private line for communications between Consultants and Michael J. Parrella.

9.   Relationship:
     -------------
                    Nothing herein shall constitute Consultants as employees or agents of the Company, except to such extent as might hereinafter be expressly agreed for a particular purpose. Consultants shall not have the authority to obligate or commit the Company in any manner whatsoever.

10.  Information:
     ------------
                    The  Company  acknowledges  that  Consultants  will  rely on information furnished by the Company concerning the Company's business affairs without independent certification and represents that such information will be materially complete and correct.

11.  Confidentiality:
     ----------------
                    Except in the course of the performance of its duties hereunder, Consultants agree that they shall not disclose any trade secrets, know-how. or other proprietary information not in the public domain learned as a result of this Agreement unless and until such information becomes generally known.

12.  Indemnification:
     ----------------
                    The Company agrees to indemnify and hold harmless the Consultants, their partners, officers, directors. employees and each person who controls Consultants or any of its affiliates from and against any losses, claims, damages, liabilities and expenses whatsoever (including reasonable costs of investigation or defending any action) to which they or any of them may become subject under any applicable law arising out of Consultants' performances under this Agreement and will reimburse Consultants for all expenses (including counsel fees) as they are incurred.

13.  Consultant an Independent
     Contractor:
     -------------------------
                    Consultants  shall  perform  their  services   hereunder  as
                    independent contractors and not as an employees of the company or an affiliate thereof. It is expressly understood and agreed to by the parties hereto that consultants shall have no authority to act for, represent or bind the company or any affiliate thereof in any manner, except as may be agreed to expressly by the company in writing from time to time.

14.  Assignment:
     -----------
                    This Agreement shall not be assignable by either party.

15.  Prior Agreements
     ----------------
                    There are no prior agreements.

16.  Governing Law:
     --------------
                    This Agreement shall be deemed to be a contract made under the laws of the State of Connecticut and for all purposes shall be construed in accordance with the laws of said State.

17.  Notices:
     --------
                    All notices will be sent via certified mail or overnight courier such as Federal Express, to Mr. Morton Salkind, 431 Route 10, Randolph, NJ 07869 and NCT Group, Inc., 20 Ketchum Street, Westport. CT 06880, Attention: Michael J. Parrella.

18.  Board Approval:
     ---------------
                    This Agreement has been approved by the Company's Board of Directors.


Very truly yours,


NCT GROUP, INC.                               AGREED & ACCEPTED




/s/  Michael J. Parrella
-----------------------------
     Michael J. Parrella                      Name: TURBO NETWORKS, INC.
     President, NCT Group, Inc.                     Consultant

                                              By: /s/  Morton Salkind
                                              ----------------------------------
                                                       Morton Salkind, President


Dated: April 17, 2003

                                 FIRST AMENDMENT
                             OF CONSULTING AGREEMENT
                              DATED APRIL 17, 2003
                                     BETWEEN
                                 NCT GROUP, INC.
                                       AND
                              TURBO NETWORKS, INC.


     WHEREAS, a Consulting Agreement was entered into between NCT Group, Inc. (hereinafter referred to as "NCT") and Turbo Networks, Inc. (hereinafter referred to as "Turbo") which commenced on April 17, 2003; and

     WHEREAS, it is the desire of the parties hereto to amend the above agreement because of substantial additional consulting services to be provided internationally.

     NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:


     1. Paragraph 5, Equity for Services: the contents of the paragraph shall be amended to add the following:


          "The company hereby grants the consultant an additional five year (5) stock option in the company's common stock for 18,550,000 shares of the company's common stock at the price per share of $.042, which was the closing price as of May 22, 2003. The foregoing options will vest immediately and will be part of the Stock Option Agreement to be created by the company. The shares underlying this option will be registered by the company with the next registration statement filed by the company. This option has been approved by the Board of Directors. All previous options as amended shall continue to be in full force and effect."

     2. All other terms and conditions of the Consulting Agreement, except as modified herein, are hereby ratified, confirmed and are in full force and effect between the parties.


                               AGREED & ACCEPTED:

 NCT GROUP, INC.                                  TURBO NETWORKS, INC.
                                                  Consultant



 /s/  Michael J. Parrella                         /s/  Morton Salkind
 --------------------------------------           ------------------------------
 By:  Michael J. Parrella, Chairman/CEO           By:  Morton Salkind, President



Dated:  May 22, 2003


                                       2





                                SECOND AMENDMENT
                             OF CONSULTING AGREEMENT
                              DATED April 17, 2003
                                     BETWEEN
                                 NCT GROUP, INC.
                                       AND
                              TURBO NETWORKS, INC.


     WHEREAS, a Consulting Agreement was entered into between NCT Group, Inc. (hereinafter referred to as "NCT") and Turbo Networks, Inc. (hereinafter referred to as "Turbo") which commenced on April 17, 2003; and

     WHEREAS, it is the desire of the parties hereto to amend the above agreement because of substantial additional consulting services to be provided by Turbo.

     NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:


     1. Paragraph 1, Duties of Consultant: to the contents of the paragraph shall be added a paragraph as follows:

          "In addition to the above consulting services, consultant will provide such consulting services and advise pertaining to negotiations with resellers."

     2. Paragraph 5, Equity for Services: the contents of the paragraph shall be amended to add the following: "The company hereby grants the consultant an additional five year (5) stock option in the company's common stock for 2,000,000 shares of the company's common stock at the price per share of $.04, which was the closing price as of June 26, 2003. The foregoing options will vest immediately and will be part of the Stock Option Agreement to be created by the company. The shares underlying this option will be registered by the company with the next registration statement filed by the company. This option has been approved by the Board of Directors. All previous options as amended shall continue to be in full force and effect."

     3. All other terms and conditions of the Consulting Agreement, except as modified herein, are hereby ratified, confirmed and are in full force and effect between the parties.


                               AGREED A ACCEPTED:


NCT GROUP, INC.                               Name: TURBO NETWORKS, INC.
                                                    --------------------
                                                    Consultant




/s/   Michael J. Parrella                     /s/   Morton Salkind
---------------------------------------       ----------------------------------
By:   Michael J. Parrella, Chairman/CEO       By:   Morton Salkind


Dated: June 28, 2003